gray
Television • Digital • Mobile

Gray Television, Inc. Investor Presentation

NYSE:GTN

May 2015

Disclaimer

Certain statements in this presentation constitute "forward-looking statements" within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995 and other federal and state securities laws. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such "forward-looking statements." Factors that could cause our actual results to differ materially from those expressed or implied by any forward-looking statements are described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2014 and may be contained in our other reports subsequently filed with the SEC.

See the appendix to this presentation for the definition of certain capitalized terms used herein. Reconciliations of the Company's non-GAAP measures of broadcast cash flow, broadcast cash flow less cash corporate expenses, operating cash flow as defined in the credit agreement, and free cash flow are contained in the appendix

gray

Television • Digital • Mobile

Overview

An Industry Leading Power

Recent Acquisition Announcements

Twin Falls, Idaho (DMA 192)

- KMVT-TV (CBS/CW) and KSVT-TV (FOX)
- Announced March 12, 2015
- KMVT-TV is highest rated station in DMA
- Closing expected third quarter 2015
- Approximately $17.5 million in cash
- Multiple of less than six times a blended average of 2014-2015 anticipated pro forma broadcast cash flow of the station including expected synergies
- Immediately free cash flow accretive

Presque Isle, Maine (DMA 205)

- WAGM-TV (CBS/FOX)
- Announced April 23, 2015
- Highest rated station in DMA
- Closing expected third quarter 2015
- Approximately $10.25 million in cash
- Multiple of less than six times a blended average of 2014-2015 anticipated pro forma broadcast cash flow of the station including expected synergies
- Immediately free cash flow accretive

These Acquisitions are EXCLUDED from all disclosures in this presentation.

Gray TV has a Diverse and National Footprint

Ranked #1 or #2 in 41 of 44 Markets
Reaching approximately 8% of US TV households


North Platte, NE
Helena, MT
Great Falls, MT
Rapid City, SD
Sioux Falls, SD
Bismarck, ND
Fargo, ND
Lincoln, NE
Omaha, NE
Wausau - Rhinelander, WI
La Crosse - Eau Claire, WI
Madison, WI
Rockford, IL
Lansing, MI
Flint, MI
South Bend, IN
Toledo, OH
Parkersburg, WV
Lexington, KY
Harrisonburg, VA
Charleston-Huntington, WV
Charlottesville, VA
Hazard, KY
Greenville - New Bern - Washington, NC
Knoxville, TN
Bowling Green, KY
Augusta, GA
Albany, GA
Tallahassee, FL - Thomasville, GA
Panama City, FL
Dothan, AL
Meridian, MS
Monroe, LA
Alexandria, LA
Waco-Temple - Bryan, TX
Laredo, TX
Sherman, TX - Ada, OK
Wichita - Hutchinson, KS
Colorado Springs - Pueblo, CO
Grand Junction, CO
Topeka, KS
Reno, NV
Cheyenne, WY
Casper, WY
FOX
Gray TV Station
State Capital in DMA

Significant Scale Poised for Long-Term Success

	Net Revenue	BCF	OCF	FCF
2014 PF (in millions)	$572	$251	$229	$123

140 program streams

76 "Big 4" network affiliations

77 stations

44 markets

14 markets with two "Big 4" network affiliations

2 markets with three "Big 4" network affiliations


FOX
10 channels: 6/30/17
CBS
26 channels: 8/31/19
abc
3 channels: 12/31/17
13 channels: 12/31/18
NBC
24 channels: 12/31/18

The Importance of Being #1


Price Leadership
Reinvest in Business
Network and News Ratings
Share of Market Ad $
Highly Ranked News Franchises Drive Traffic

- Dominate local and political revenue with highly-rated news platforms
- #1 Stations Can secure more than half of a market's political ad buys
- Greater purchasing power and leverage with MVPDs, programmers, and other vendors
- Deliver higher margins
- Maximize free cash flow
- Exploit best practices
- Attract and retain high quality talent
- Leverage new Washington DC Bureau

Gray Dominates the Industry with the Highest Quality Portfolio of Local Television Stations

- ✓ **41** of 44 markets with stations ranked #1 or #2
- ✓ **28** of 44 markets with #1 news ranking
- ✓ **Only** pure-play TV broadcaster with a full-time Washington DC Bureau

gray
Washington News Bureau

The Importance of Being #1

Long History of Being #1 in the Market

CBS



10
13
12
13
11
13
11
14
14
'05/'06
'06/'07
'07/'08
'08/'09
'09/'10
10/'11
11/'12
12/'13
13/'14

CBS National Ranking	1	1	2	1	1	1	1	1	1



15
11
13
12
17
13
11
11
14
'05/'06
'06/'07
'07/'08
'08/'09
'09/'10
'10/'11
11/'12
12/'13
13/'14

NBC National Ranking	3	3	4	4	4	4	4	3	3

abc



4
5
5
5
5
6
5
5
5
'05/'06
'06/'07
'07/'08
'08/'09
'09/'10
'10/'11
11/'12
12/'13
13/'14

ABC National Ranking	2	2	2	3	2	2	2	2	2

Source: Nielsen Media Research

Gray's Stations Over-Index Every Major Network



CBS vs. Gray
November '14 Household Share
10
14
9
17
12
12
5
11
The Morning Show
Network News
Prime (Mon-Sun)
The Late Show
CBS
Gray

CBS, NBC, and ABC perform *far better* on Gray's stations than national averages across all key day-parts



NBC vs. Gray
November '14 Household Share
13
26
11
28
9
11
7
18
The Today Show
Network News
Prime (Mon–Sun)
The Tonight Show
Gray



ABC vs. Gray
November '14 Household Share
16
30
11
23
10
14
5
12
Good Morning America
Network News
Prime (Mon-Sun)
Jimmy Kimmel / Nightline
abc
Gray

Source: Nielsen Media Research, November 2014

Gray Dominates Local News and Information

+73%

Amount by which Gray's late local newscasts **outperform** the national average…

+66%

Amount by which Gray's 6PM newscasts **outperform** the national average…

Gray's national Household Share average exceeds all major affiliate news programs



National Average vs. Gray
November '14 Household Share
15
25
11
19
6PM News
Late News
NSI National Average
Gray Average of All Stations

Source: Nielsen Media Research, November 2014

Gray Leads the Industry in Ratings

Household Rating Analysis – November 2014



5.4
5.2
4.9
4.9
4.4
4.1
3.9
3.8
3.7
3.6
3.3
3.2
3.1
2.7
2.5
gray
Cox
Raycom
Media General
Hearst
Meredith
Gannett
ABC O&O
Sinclair
Viacom-CBS
Nexstar
Tribune
Scripps
NBC O&O
Fox

Source: Nielsen Media Research, November 2014; M-Sun/6a-2a

Gray Leads the Industry in Political Ad Revenues

2014 Political Revenue Per TV Household


$9.04
$4.40
$4.02
$3.63
$3.51
$3.45
$3.27
$1.75
gray (1)
Gannett (2)
Media General (3)
Meredith (4)
Scripps (5)
Nexstar (6)
Sinclair (7)
Tribune (8)

	Gray	Gannett	Media General	Meredith	Scripps	Nexstar	Sinclair	Tribune
2014 Political Revenue ($mm)	$85	$160	$111	$46	$76	$56	$147	$90
2014 TV Households (mm)	9.4	36.4	27.6	12.7	21.6	16.2	45.0	51.7

Source: Company filings, Investor presentations, BIA data
(1) Pro Forma for all 2014 Acquisitions
(2) Pro Forma for Belo and London transactions
(3) Media General pro forma for LIN; Reported in Media General's Investor Presentation dated 3/12/2015
(4) Based on Calendar year ending 12/31/14; Fiscal year ends 6/30
(5) Scripps pro forma for Journal; Reported in Scripps' and Journal's 2014 10-Ks
(6) Political revenue on gross "as reported basis" net of implied % agency commission; TV Households incorporate closed acquisitions only; Reported in Nexstar's 2014 10-K
(7) On a Pro Forma basis; Reported in Sinclair's March 2015 Investor Presentation
(8) As reported in Tribune Media Company's 2014 Earnings Presentation and Earnings Call

Gray TV Retransmission Revenue in Millions

- Approximately 9.6 million Big-4 Affiliate subscribers total across all markets
- Approximately 0.8 million Big-4 Affiliate subscribers will re-price by 12/31/2015
- Approximately 3.8 million Big-4 Affiliate subscribers will re-price by 12/31/2016
- Approximately 5.0 million Big-4 Affiliate subscribers will re-price between 12/31/17 and 6/30/18


Retransmission Revenue
Network "Reverse Comp."
"Net Retransmission Revenue"
1.0
1.6
2.4
3.0
15.6
18.8
20.2
33.8
5.6
28.2
39.8
7.6
32.2
74.9
19.6
55.3
57.1
13.5
43.6
85.1
23.7
61.4
148.0
70.0
78.0
162.8
81.4
81.4
180.0
90.0
90.0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2013PF
2014PF
2015 Estimate (2)
2016 Estimate (2)
2017 Estimate (2)

(1) Gray actual data per Company; 2013PF and 2014 PF includes the Acquisitions
(2) 2015 per current Company estimate. 2016 & 2017 assume 10% per annum growth in Retransmission Revenue and Network Affiliation fees (a.k.a. "Network Reverse Compensation") equal to 50% of retransmission revenue. Actual results may vary from current estimates.

Gray TV Leads Industry In Operating Margins


2014 EBITDA Margins
40% (1)
37%
36% (2)
35% (3)
33%
31%
25% (4)
18% (5)
10% (6)
gray
Nexstar
Sinclair
Media General
Entravision
Tribune
Gannett Company
Meredith
Scripps

Source: Company filings, Investor presentations
Note: Based on "as-reported" financials for all companies except Gray TV and Media General, which are reported on a "combined historical" basis
(1) Based on 2014 pro forma Operating Cash Flow
(2) Based on Non-GAAP reconciliation available on Sinclair Broadcasting's website
(3) Media General pro forma for LIN, including $16 million in Young synergies and $35 million in LIN run rate synergies; Reported in Media General's Investor Presentation dated 3/12/2015
(4) Based on consolidated revenue and EBITDA
(5) Based on consolidated revenue and EBITDA and calendar year ending 12/31/14; Fiscal year ends 6/30
(6) Based on consolidated revenue and EBITDA; Calculated as segment profits less corporate and pension plan expense; Reported in Scripps' 2014 10-K

Significant Opportunity for Continued Growth



FCC U.S. TV Household Cap: 39%
44%
38%
31%
23%
19%
18%
18%
13%
11%
11%
8%
6%
4%
4%
3%
3%
3%
2%
2%
2%
1%
1%
Tribune
Sinclair
Gannett
Media General
Hearst
EW Scripps
Nexstar
Raycom
Cox
Meredith
gray
Graham Holdings
Weigel
Hubbard
Sunbeam
Calkins Media
Quincy
Bahakel
Schurz
Dispatch
Capital
Drewry

Source: Company filings, BIA, company websites
Note: Excludes Big Four networks

gray

Television • Digital • Mobile

Investment Highlights

Investment Highlights

- ✓ A Leading Television Broadcaster in Diverse Mid-Markets with Dominant Market Positions
- ✓ Improving Advertising Market and Diversification of Revenue Mix
- ✓ Large Political Upside in Presidential Election Years with Presence in Key States
- ✓ Strong Growth in Net Retransmission Revenue and Increasing Leverage With Networks
- ✓ Successful New Media Initiatives and Spectrum Upside
- ✓ Robust Free Cash Flow Generation Over a Two Year Cycle
- ✓ Experienced Management with a Track Record of Accretive Transactions and Successful Integrations

Highly Experienced Senior Management

Name	Years at Gray TV	Years in Industry	Background and Notable Achievements
Hilton H Howell, Jr. *Director, Vice Chairman, President & CEO*	**22**	**22**	▪ CEO since 2008, Vice Chairman since 2002 and director since 1993 ▪ Served as President and CEO of Atlantic American Corporation since 1995 ▪ Served as EVP and General Counsel of Delta Life Insurance Company and Delta Fire & Casualty Insurance Company since 1991
James C. Ryan *SVP & CFO*	**16**	**30**	▪ CFO since 1998 and additionally serves as SVP of Finance ▪ Served as SVP since 2002 and as VP from 1998 to 2002 ▪ Served as the CFO of Busse Broadcasting Corporation from 1987 to 1998
Kevin P. Latek *SVP – Business Affairs*	**3**	**18**	▪ Joined Gray in 2012, after spending 15 years representing television broadcasters in FCC regulatory and transactional matters with law firm Dow Lohnes ▪ Member of the CBS Affiliates Board; former member of, and previously counsel to, Fox Affiliate Board of Governors
Nick Waller *SVP – Mid-Atlantic & South*	**13**	**13**	▪ Joined Gray in 2000, after spending 20 years with Datasouth Computer Corporation, first as CFO and eventually as President ▪ Director of the Florida Association of Broadcasters
Bob Smith *SVP – Midwest & West*	**14**	**29**	▪ Started as an account executive at Gray TV in Eau Claire, Wisconsin in 1986 ▪ Served as SVP since July 2013 and served in various roles from 1986 – 2013 at Gray TV ▪ Has served on the Board of Directors of the Wisconsin Broadcaster Association, among others
Jason Effinger *SVP – Media & Technology*	**14**	**24**	▪ Joined Gray TV in 2001 as a station manager ▪ Served as SVP since July 2013 and served as Regional VP prior to that ▪ Serves as Vice Chair of the Nebraska Broadcasters Association

Acquisitions Announced and Closed in 2014 Significantly Increased Scale and Margins

Summary Financial Metrics
'13A/'14A Blended 2-Year Averages
In Millions


As Reported
$427
$175
$154
$67
Revenue
BCF
OCF
FCF
Pro Forma For All 2014 Acquisitions
$522
$215
$200
$97
Revenue
BCF
OCF
FCF

	Revenue	BCF	OCF	FCF
As Reported % Margin		41%	36%	44% (2)
Pro Forma % Margin		41%	38%	48% (2)

How Does Gray Grow…

- $175.6 million[(1)] common equity raised March 31, 2015
  - 13.5 million shares of Gray Common Stock issued at $13.00 per share
  - Intend to seek Free Cash Flow accretive acquisitions

	March 31, 2015
($ in millions)	Actual $
Cash	$224.6
Total Debt @ par	1,231.4
Market Equity	999.9[(2)]
Market Capitalization	2,231.3
Debt net cash	$1,006.8

[(1)]Gross proceeds; estimated net proceeds after underwriting discounts, fees and expenses $167.5 million.
[(2)]Combined Common Stock and Class A Common Stock totaling 72.3 million shares outstanding at $13.82 per share at 3/31/15.

Diversification Across Networks and Markets

Station Mix

140 Total Program Streams:

76 Big 4 Affiliates:

- 26 CBS
- 24 NBC
- 16 ABC
- 10 FOX

73 Additional Program Streams:(2)

- 17 CW
- 2 Telemundo
- 17 MyNetwork TV
- 17 MeTV Network
- 6 Antenna TV
- 2 This TV Network
- 1 MOVIES! Network
- 1 Heroes and Icons
- 10 Local News/Weather

2014PF Revenue by Affiliate: $572mm (1)


FOX
3%
All Secondary Channels & Other
2%
abc
19%
CBS
39%
NBC
37%

2014PF BCF by Affiliate: $251mm (1), (3)


FOX
3%
All Secondary Channels & Other
1%
abc
15%
CBS
40%
NBC
41%

No single market represents >10% of total revenue or BCF

(1) Pro forma for the Acquisitions
(2) Certain program channels are affiliated with more than one additional network simultaneously
(3) Excludes corporate expenses

Stable Markets – Concentration on DMAs 61-209 with Focus on State Capitals / Collegiate Presence

- Gray stations cover 12 state capitals and 24 university towns
- Enrollment of approximately 547,000 students
- Better demographics, more stable economies

Market	College(s)	Approximate Enrollment
Waco, TX		75
Topeka, KS		53
Lansing, MI		50
Tallahassee, FL	Florida A&M University	43
Madison, WI		43
Lexington, KY		30
Knoxville, TN		27
Lincoln, NE		25
Greenville, NC		22
Toledo, OH		21
Charlottesville, VA		21
Bowling Green, KY		21

Market	College(s)	Approximate Enrollment
Reno, NV		20
Harrisonburg, VA		20
Sioux Falls, SD		13
Cheyenne, WY		11
Charleston-Huntington, WV		10
Monroe, LA		9
Flint, MI		9
Colorado Springs, CO		9
South Bend, IN		8
Bismarck, ND		4
Great Falls, MT		2
Helena, MT		1

Source: College/University website
Note: Shading indicates DMA includes state capital. Enrollment in thousands.

Revenue Mix Continues to Diversify

- Growth in net revenue, driven by increases in core revenue, political, retransmission and internet revenues
- Revenue mix continues to diversify from traditional ad-based sources to new media – internet and subscriber driven – and retransmission revenue
- Diversification lowers overall revenue volatility

2010A Net Revenue Mix: $346mm (1)


Other 4%
Internet 4%
National 17%
Retransmission 5%
Political 17%
Local 53%

2014A Net Revenue Mix: $508mm (1)


Internet 6%
Other 2%
National 13%
Local 48%
Retransmission 15%
Political 16%

2014PF Net Revenue Mix: $572mm (1)


Internet 5%
Other 3%
National 13%
Local 49%
Retransmission 15%
Political 15%

(1) 2010A and 2014A reflect Gray actual data per Company; 2014PF includes the Acquisitions

Gray is a Leading Beneficiary of Political Revenue with Large Upside in Presidential Years

Gray TV Political Revenue in Millions [(1), (2)]


$48
$58
$86
New
Record
Presidential
Year
$82
New
Record
Non-
Presidential
Year
$118
$85
2008
2010
2012
2014
2012PF
2014PF

2012PF and 2014PF includes Gray and the Acquisitions and assumes 15% agency commission discount on gross political revenues for the Acquisitions

November 8, 2016 Elections



1
Presidential Primaries & General
2
Federal Races
3
Gubernatorial Races
4
State & Local Races
5
Ballot Initiatives & Referendums
ELECTION
2016

Open Presidential Contest
Gray Markets in 7 out of 9 2012 Swing States

34 Senate Races
9 Competitive Races in Gray Markets (CO, FL, GA, IL, IN, NV, NC, OH, WI)

535 House Races
7 Competitive Races in Gray Markets (FL, IN, MI, MN, NE, NV)

11 Gubernatorial Races

4 Competitive Races in Gray Markets (IN, MT, NC, WV)

Source: Politico.com, CenterForPolitics.org.

Successful Digital Media Initiatives

- Operate web and mobile applications in all markets
- Focused on local content: news, weather, sports
- All sites have converted to responsive design
- "Moms Everyday" digital vertical; deployed in each Gray TV market and continues to expand to other markets
- Full service digital solutions

Gray TV Digital Media Revenue in Millions (1)



2009-2014 CAGR: 20%
$11.4
$13.4
$20.1
$25.0
$25.4
$28.2
$28.1
$29.5
2009
2010
2011
2012
2013
2014
2013PF
2014PF

	2009	2010	2011	2012	2013	2014	2013PF	2014PF
% of Total Revenue	4.2%	3.9%	6.5%	6.2%	7.3%	5.6%	5.9%	5.2%

50% plus margin on digital revenue

(1) Gray standalone data per company filings; 2013PF and 2014PF includes the Acquisitions

Significant Potential Upside from Spectrum Monetization Opportunities

- One of first broadcasters to monetize digital spectrum
- 69 secondary channels of programming today
- Opportunities to benefit from the 2016 FCC Broadcast Incentive Auction
- Potential opportunities from future changes to new broadcast technical standard

Growing Secondary (D2) Channels (1)



Other
14 Channels
17 Channels
2 Channels
2 Channels
3 Channels
16 Channels
15 Channels

Secondary Channel 2014 Financials



($ in Millions)
Revenue
BCF
Margin
$30
$18
60%
$45
$27
61%
As Reported
Pro Forma

(1) Certain program channels are affiliated with more than one additional network simultaneously

gray

Television • Digital • Mobile

Financial Overview

Gray TV's Financial Scale Continues to Increase

Net Revenue (1)



LTM
L8QA
$346
$308
$307
$327
$405
$356
$346
$376
$508
$427
$473
$514
$572
$522
2010
2011
2012
2013
2014
2013PF
2014PF

	2010	2011	2012	2013	2014	2013PF	2014PF
L8QA Growth	3%	6%	9%	5%	14%	--	2%
LTM 2-Yr. Growth	6%	14%	17%	13%	25%	--	3%

Operating Cash Flow (1)

($ in millions)



LTM
L8QA
$136
$104
$97
$117
$174
$136
$114
$144
$195
$155
$171
$213
$229
$200
2010
2011
2012
2013
2014
2013 PF
2014 PF

	2010	2011	2012	2013	2014	2013 PF	2014 PF
L8QA Margin	34%	36%	38%	38%	36%	41%	38%
LTM Margin	39%	32%	43%	33%	38%	36%	40%

Capital Expenditures (1)

($ in millions)



Actual CapEx
PF CapEx
$19
$21
$29
$23
$27
$24
$32
2010
2011
2012
2013
2014

	2010	2011	2012	2013	2014
% of Revenue(2)	6%	7%	6%	7%	6%
% of PF Revenue(3)	-	-	5%	6%	6%

(1) Gray actual data per Company; 2013PF and 2014PF include the Acquisitions
(2) Gray standalone Capex as a percentage of Gray standalone Revenue
(3) PF Capex as a percentage of PF Revenue

Robust Free Cash Flow Generation

- Gray realized record free cash flow of $95 million in 2014; $123 million pro forma FCF in 2014
- Gray's free cash flow is expected to increase with the Acquisitions due to the incremental OCF despite a moderate increase in capital and corporate expenditures
- Gray will also benefit from ~$160 million in net operating loss carryforwards

Presidential Election Year 2012 OCF Buildup (1), (2)


($ in millions)
Increase in FCF as % of OCF
54.6%
$174
$95
$23
$56
<$1
59.5%
$254
$151
$29
$73
<$1
2012
2012PF
Taxes
Capex, Net
Interest
Free Cash Flow

Non Election Year 2013 OCF Buildup (1), (2)


($ in millions)
Increase in FCF as % of OCF
34.2%
$114
$39
$24
$51
<$1
40.9%
$171
$70
$27
$73
<$1
2013
2013PF
Taxes
Capex, Net
Interest
Free Cash Flow

Non Presidential Election Year 2014 OCF Buildup (1), (2)


($ in millions)
Increase in FCF as % of OCF
48.7%
$195
$95
$32
$67
<$1
53.7%
$229
$123
$32
$73
<$1
2014
2014PF
Taxes
Capex, Net
Interest
Free Cash Flow

2015 and 2016 FCF Drivers

- Local
- Presidential Political
- Net Retransmission
- NOLs
- Accretive M&A
- Cost Efficiencies

(1) Pro Forma interest expense estimated with Pro Forma incremental indebtedness and estimated cash interest
(2) Gray actual data per Company; 2012PF, 2013PF and 2014PF figures include the Acquisitions

Prudent Balance Sheet Management Leads to Deleveraging

- Gray has significantly reduced secured and total leverage from historical levels
- Gray's strategic investments have diversified its revenue base, allowing for significant free cash flow in both political and non-political years

Net Financial Leverage (1), (2)

($ in millions)



Secured Net Debt / OCF
Net Debt / OCF
Preferred Stock / OCF
8.5x
3.5x
4.4x
7.5x
3.2x
4.0x
6.1x
2.2x
3.9x
5.7x
4.7x
1.0x
6.0x
3.4x
2.6x
4.90x(4)

	2010A	2011A	2012A	2013A	2014PF	3/31/2015
Net Debt (3)	$828	$832	$824	$823	$1,201	$1,006.8(4)
Net Debt + Preferred Stock	$881	$872	$824	$823	$1,201	$1,006.8(4)
L8QA OCF	$104	$117	$136	$144	$200	$206

(1) Leverage shown on a two year blended basis to account for biennial shifts in political revenues
(2) Gray actual data per company filings; 12/31/14PF includes the Acquisitions
(3) Total debt less up to $30 million of cash on hand
(4) Total debt less all cash on hand

Record Results Q1, 2015

	As Reported Basis Three Months Ended March 31,				
	2015	2014	% Change 2015 to 2014	2013	% Change 2015 to 2013
	(in thousands except per share data)				
Revenue (less agency commissions):					
Total	$ 133,303	$ 91,297	46 %	$ 78,169	71 %
Political	$ 1,159	$ 2,792	(58)%	$ 641	81 %
Operating expenses (1):					
Broadcast	$ 86,847	$ 60,384	44 %	$ 53,494	62 %
Corporate and administrative	$ 6,847	$ 6,499	5 %	$ 3,824	79 %
Net income	$ 5,595	$ 1,277	338 %	$ 870	543 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 46,724	$ 30,619	53 %	$ 24,509	91 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 40,627	$ 25,473	59 %	$ 20,821	95 %
Free Cash Flow	$ 21,991	$ 7,453	195 %	$ 2,795	687 %
Free Cash Flow Per Share:					
Basic	$ 0.38	$ 0.13		$ 0.05	
Diluted	$ 0.37	$ 0.13		$ 0.05	

(1) Excludes depreciation, amortization and loss on disposal of assets
(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein

Record Results Q1, 2015

	Combined Historical Basis Three Months Ended March 31,				
	2015	2014	% Change 2015 to 2014	2013	% Change 2015 to 2013
	(in thousands except per share data)				
Revenue (less agency commissions):					
Total	$ 133,303	$ 120,788	10 %	$ 108,194	23 %
Political	$ 1,159	$ 3,524	(67) %	$ 721	61 %
Broadcast Operating Expenses(1)	$ 86,847	$ 77,832	12 %	$ 73,149	19 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 46,724	$ 43,892	6 %	$ 36,337	29 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 40,627	$ 36,728	11 %	$ 32,219	26 %
Operating Cash Flow as defined in the Gray senior credit facility	$ 43,028	$ 37,714	14 %	$ 32,720	32 %
Free Cash Flow	$ 21,991	$ 16,530	33 %	$ 7,185	206 %
Free Cash Flow Per Share Data:					
Basic	$ 0.38	$ 0.29		$ 0.12	
Diluted	$ 0.37	$ 0.28		$ 0.12	

(1) Excludes depreciation, amortization and loss on disposal of assets
(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein

Capitalization Overview

- No near-term debt maturities and ~$275 million of liquidity as of 3/31/15

Current Capitalization

($ in millions)	3/31/2015		
	Actual $	Cum. X L8QA OCF[1]	Cum. X LTM OCF[2]
Cash & Equivalents	$225		
Priority Revolver ($50MM) due 2019	--	0.0x	0.0x
Term Loan B due 2021 (LIBOR + 3% with LIBOR Floor of 0.75%)	$556	2.71x	2.37x
Secured Debt	$556	2.71x	2.37x
7.5% Senior Notes due 10/2020, at par value	$675	6.0x	5.25x
Total Debt	$1,231	6.0x	5.25x
Net Debt[3]	$1,201	5.85x	5.12x
Debt Net All Cash[4][5]	$1,007	4.90x	4.29x
		$206	$235

Source: Company financials and management estimates

[1]Based on Gray's L8QA 12/31/14 Pro Forma OCF
[2]Based on Gray's LTM 12/31/14 Pro Forma OCF
[3]Total debt less up to $30 million of cash on hand
[4]Total debt less all cash on hand

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Appendix

Glossary

"Acquisitions":	The Hoak Acquisition and Gray's other previously completed acquisitions of Rapid Cities, Prime Cities, Lockwood, Yellowstone, KJCT, Montana and SJL unless otherwise specified; excludes the Pending 2015 Acquisitions
"Excalibur" (Excalibur Broadcasting, Inc.):	A television broadcaster with two stations (KJCT, KKHD) whose financial results were consolidated with those of Gray in accordance with GAAP from October 31, 2013 through December 15, 2014
"Gray" (Gray Television, Inc.):	A television broadcast company headquartered in Atlanta, Georgia, that owns and operates television stations and digital properties in markets throughout the United States; its results were consolidated with those of Excalibur under GAAP from October 31, 2013 through December 15, 2014
"Hoak Media" (Hoak Media, LLC):	A television broadcaster from which Gray acquired 12 television stations and the programming of an additional television station on June 13, 2014
"Hoak":	Hoak Media and Parker combined, excluding stations divested to Nexstar or Mission
"Hoak Acquisition":	Gray's acquisition or operation of 15 Hoak television stations, which closed on June 13, 2014
"KJCT":	Station acquired by Excalibur from News-Press and Gazette on October 31, 2013
"Lockwood":	CW affiliated station WQCW in Charleston, WV, acquired by Gray from Lockwood on April 1, 2014
"Montana":	Three stations acquired by Gray from Intermountain West Communications Company (two stations) and Rocky Mountains Broadcasting (one station) in Q4, 2014
"Operating Cash Flow" or "OCF":	Operating cash flow as defined in Gray's existing senior credit facility; includes Pro Forma adjustments for closed acquisitions. See appendix herein for definition and reconciliations of non-GAAP terms.
"Parker" (Parker Broadcasting, Inc.):	Certain operating agreements and non-license assets we acquired from Parker Broadcasting, Inc. relating to the Monroe, LA and Fargo, ND markets in September and December 2014, respectively
"Pending 2015 Acquisitions":	The Pending Acquisition of Twin Falls and Presque Isle
"Presque Isle":	Pending Acquisition of WAGM-TV, a CBS and Fox affiliated station in Presque Isle, Maine for $10.25 million. The acquisition is subject to regulatory approval and is currently expected to close in the 3rd quarter of 2015
"Prime Cities":	Two stations acquired by Gray from Prime Cities Broadcasting, Inc. on May 1, 2014
"Pro Forma" or "PF":	Reflects combined historical results, position, or statistics of Gray and the specified acquisitions; pro forma financial results give effect to the specified acquisitions as if they had occurred at the beginning of the relevant period including any financing related to the specified acquisitions

Glossary

"Rapid Cities":	Two stations acquired by Gray from Mission TV, LLC on May 1, 2014
"SJL":	Two ABC stations in Flint, MI and Toledo, OH, acquired by Gray from affiliates of SJL Holdings on September 15, 2014
"Twin Falls":	Pending acquisitions of two stations, a CBS station and a FOX station, in Twin Falls, Idaho for $17.5 million. The acquisition is subject to regulatory approval and is currently expected to close in the 3rd quarter 2015

Pro Forma Non-GAAP Reconciliation

	Year Ended December 31,			Three Months Ended March 31,		
	2012	2013	2014	2013	2014	2015
			(in thousands)			
Net income	$ 59,350	$ 29,243	$ 90,096	$ 1,525	$ 6,947	$ 5,595
Adjustments to reconcile from net income to Free Cash Flow:						
Depreciation	31,838	32,202	33,794	7,896	8,112	8,798
Amortization of intangible assets	825	892	8,360	171	345	2,771
Non-cash stock-based compensation	878	1,974	5,012	136	2,071	993
(Gain) loss on disposals of assets, net	(69)	850	(28,854)	(7)	682	(18)
Miscellaneous expense (income), net	2,823	1,627	290	697	313	(7)
Interest expense	76,975	75,019	75,232	18,754	18,808	18,530
Loss from early extinguishment of debt	46,683	-	5,086	-	-	-
Income tax expense	26,468	16,906	34,837	1,982	1,501	3,940
Amortization of program broadcast rights	12,969	13,090	12,871	2,837	2,913	3,607
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	26	28	25	7	6	6
Network compensation revenue recognized	(687)	(615)	(456)	(157)	(108)	-
Payments for program broadcast rights	(13,727)	(13,156)	(15,087)	(2,853)	(3,823)	(3,588)
Corporate and administrative expenses excluding depreciation, amortization of intangilble assets and non-cash stock-based compensation	17,631	21,073	27,135	4,118	7,164	6,097
Other	599	(550)	2,788	1,231	(1,039)	-
Broadcast Cash Flow	**262,582**	**178,583**	**251,129**	**36,337**	**43,892**	**46,724**
Corporate and administrative expenses excluding depreciation, amortization of intangilble assets and non-cash stock-based compensation	(17,631)	(21,073)	(27,135)	(4,118)	(7,164)	(6,097)
Broadcast Cash Flow Less Cash Corporate Expenses	**244,951**	**157,510**	**223,994**	**32,219**	**36,728**	**40,627**
Pension expense	7,874	8,626	6,126	2,154	1,573	2,401
Contributions to pension plans	(9,402)	(4,748)	(6,770)	(1,517)	(962)	-
Other	10,546	10,128	5,901	(136)	375	-
Operating Cash Flow as defined in Senior Credit Agreement	**253,969**	**171,516**	**229,251**	**32,720**	**37,714**	**43,028**
Interest expense	(76,975)	(75,019)	(75,232)	(18,754)	(18,808)	(18,530)
Amortization of deferred financing costs	2,723	1,903	2,970	411	692	799
Amortization of net original issue (premium) or discount on 7 1/2% senior notes, due 2020	1,127	(9)	(863)	69	(216)	(216)
Purchase of property and equipment	(28,882)	(27,374)	(32,215)	(7,180)	(2,821)	(2,849)
Income taxes paid, net of refunds	(836)	(519)	(401)	(81)	(31)	(241)
Free Cash Flow	**$ 151,126**	**$ 70,498**	**$ 123,510**	**$ 7,185**	**$ 16,530**	**$ 21,991**

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